SIXTH AMENDMENT, ACKNOWLEDGMENT
AND CONSENT AND WAIVER TO CREDIT AGREEMENT

This SIXTH AMENDMENT, ACKNOWLEDGMENT AND CONSENT AND WAIVER TO CREDIT AGREEMENT, dated as of December 18, 2008 (this “Amendment”), is by and among: (a) THE PENN TRAFFIC COMPANY, a Delaware corporation (“Penn Traffic”), PENNY CURTISS BAKING COMPANY, INC., a New York corporation (“Penny Curtiss”), and BIG M SUPERMARKETS, INC., a New York corporation (“BIG M”, and together with Penn Traffic and Penny Curtiss, jointly, severally and collectively referred to herein, as “Borrowers” and individually as “Borrower”); (b) the other Credit Parties signatory hereto; (c) GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as Lender, and as Agent for Lenders; and (d) the other Lenders signatory hereto from time to time (collectively, the “Lenders”).

WITNESSETH:

WHEREAS, the Borrowers, Agent and Lenders are parties to that certain Credit Agreement, dated as of April 13, 2005 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, Penn Traffic and Big M (together, the “Seller Companies”) sold their wholesale grocery business (the “Wholesale Business”) pursuant to the terms of (i) that certain Asset Purchase Agreement (a copy of which is annexed hereto as Exhibit A), dated as of December 17, 2008, among C&S Wholesale Grocers, Inc. (“C&S”) and the Seller Companies, (ii) that certain Transition Services Agreement (a copy of which is annexed hereto as Exhibit B), dated as of December 21, 2008, among C&S and the Seller Companies and (iii) that certain Third Party Logistics Agreement (a copy of which is annexed hereto as Exhibit C), dated as of December 21, 2008, between C&S and Penn Traffic (the documents referenced in clauses (i), (ii) and (iii) together with all annexes, exhibits and schedules thereto are hereinafter referred to as the “Asset Purchase Agreement”); and

WHEREAS, on December 16, 2008, $519,000 of Net Proceeds (the “Escrow Amount”) from the sale of the store located at 137 State Route 104, Oswego, New York to Price Chopper Operating Company, Inc. (the “Oswego Sale”) was wired into the escrow account of Bond, Schoeneck & King, PLLC (“Escrow Agent”) pursuant to the terms of that certain Escrow Agreement, dated as of December 15, 2008, among Agent, Supplemental Real Estate Facility Agent and Escrow Agent;

WHEREAS, Agent and Lenders have agreed to waive, pursuant to and in accordance with the terms of the Credit Agreement, certain Events of Default, in the manner and on the terms and conditions provided for herein;

WHEREAS, the Borrowers have requested that Agent and Lenders consent to the Seller Companies entry into the Asset Purchase Agreement and to the transactions contemplated thereby (the “Wholesale Business Sale”) on the terms and conditions provided for herein; and

WHEREAS, Agent and Lenders have agreed to consent to the Wholesale Business Sale and amend the Credit Agreement on the terms and conditions provided for herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.                                Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.

2. Waivers.  (a) As of the Sixth Amendment Effective Date (as hereinafter defined), Agent and Lenders hereby waive the Event of Default under Section 8.1(b) of the Credit Agreement resulting solely from the failure of a Net Proceeds Reserve to be implemented pursuant to Section 6.8(e)(vii) of the Credit Agreement in connection with the 2006 sale of BiLo Store #9210 located at 1225 Scalp Avenue, Richland, Pennsylvania.

(b) As of the Sixth Amendment Effective Date, Agent and Lenders hereby waive any Event of Default under Section 8.1(b) of the Credit Agreement resulting solely from the consummation of the Wholesale Business Sale to the extent it violated Section 6.8 of the Credit Agreement.

3. Acknowledgment and Consent.  Notwithstanding the provisions of Sections 1.3(b)(ii) and 6.8 of the Credit Agreement and the terms of the Intercreditor Agreement, Agent and Lenders hereby consent to the Wholesale Business Sale pursuant to the Asset Purchase Agreement (it being understood that any amendments or modifications to the Asset Purchase Agreement following the effectiveness of this Amendment that in the reasonable discretion of the Agent could adversely affect any of the rights or remedies of the Agent or any Lender must be acceptable to the Agent in its sole discretion) for an aggregate purchase price (the “Purchase Price”) of (i) not less than $27,000,000 in cash, plus (ii) not less than $11,000,000 for the accounts receivable of the Wholesale Business, provided that: (a) Borrowers may use the Escrow Amount, plus up to $10,000,000 of the Net Proceeds from the Wholesale Business Sale to prepay the Supplemental Real Estate Facility (without penalty or premium) in an amount that would result in the remaining outstanding principal amount of the Supplemental Real Estate Facility being no less than $10,000,000 (the “SREF Prepayment ”), (b) the remaining amount of the Net Proceeds from the Wholesale Business Sale after payment of the SREF Prepayment (the “Diverted Amount”) shall be deposited in the Diversion Account, (c) upon satisfaction of the conditions set forth in Section 11 of this Amendment, the Diverted Amount shall be used to repay the outstanding Revolving Loans (and not the Term Loan) in full in cash in accordance with Section 1.10 of the Credit Agreement (including the payment, if any, of LIBOR funding breakage costs in accordance with Section 1.13(b) of the Credit Agreement), and (d) to the extent the Revolving Loans have been paid in full in cash, the remaining amount of the Diverted Amount shall remain in the Diversion Account in accordance with the Credit Agreement.  In addition, Agent and Lenders hereby acknowledge and agree that the sale of the Wholesale Business as contemplated by the Asset Purchase Agreement shall be free and clear of all existing and future liens, claims and encumbrances of Agent and Lenders, and Agent and Lenders hereby agree that upon payment by C&S to the Seller Companies of the Purchase Price Agent and Lenders shall release any and all liens, claims or encumbrances any of them has or may have on the assets being transferred pursuant to the Asset Purchase Agreement.  With respect to the provisions of the foregoing sentence only, C&S shall be deemed a third party beneficiary of this Amendment, coupled with the power of enforcement thereof.

4. Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as of the Sixth Amendment Effective Date as follows:

(a) Section 1.1(a) of the Credit Agreement is hereby amended by deleting the first sentence of such Section 1.1(a) in its entirety and substituting in lieu thereof the following:

“Subject to the terms and conditions hereof and at the sole and absolute discretion of Agent, each Revolving Lender agrees to make available to Borrowers from time to time until the Commitment Termination Date its Pro Rata Share of advances (each, a “Revolving Credit Advance”); provided, however, Borrowers shall not request, and Lenders shall have no obligation to make, any Revolving Loan to Borrowers at any time if (x) during the period commencing on the Closing Date and ending on the Sixth Amendment Effective Date, Excess Revolver Availability is equal to or less than $26,000,000, (y) during the period commencing on the Sixth Amendment Effective Date and ending on the Commitment Termination Date, Excess Revolver Availability is equal to or less than $13,500,000, and (z) the unfunded portion of the aggregate commitments of the lenders under the Supplemental Real Estate Facility is greater than $0.”

(b) Section 1.1(c)(i) of the Credit Agreement is hereby amended by deleting the first sentence of such Section 1.1(c)(i) in its entirety and inserting the following sentence in place thereof:

“Agent shall notify the Swing Line Lender upon Agent’s receipt of any Notice of Revolving Credit Advance (other than any Notice of Revolving Credit Advance with regard to which Agent uses its discretion not fund such request pursuant to Section 2.2(d)).”

(c) Section 1.5(a) of the Credit Agreement is hereby amended by deleting such Section 1.5(a) in its entirety and substituting in lieu thereof the following new Section 1.5(a):

“(a)           Borrowers shall pay interest to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates:  (i) with respect to the Revolving Credit Advances, the Index Rate plus the Applicable Revolver Index Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum, based on the aggregate Revolving Credit Advances outstanding from time to time as described below; (ii) with respect to the Term Loan, the Index Rate plus the Applicable Term Loan Index Margin per annum; and (iii) with respect to the Swing Line Loan, the Index Rate plus the Applicable Revolver Index Margin per annum, based on the aggregate Swing Line Advances outstanding from time to time as described below.

The Applicable Margins are as follows:

Applicable Revolver Index Margin	1.50%

Applicable Revolver LIBOR Margin	3.00%

Applicable Term Loan Index Margin	5.00%

Applicable Unused Facility Fee Margin	0.500%”

(d) Clause (ii) of the second sentence of Section 1.14 of the Credit Agreement is hereby amended by deleting “at Agent’s discretion” where it appears in such clause (ii).

(e) Section 2.2(d) is hereby amended by deleting such Section 2.2(d) in its entirety and substituting in lieu thereof the following new Section 2.2(d):

“(d)           on and after the Sixth Amendment Effective Date, in addition to the Borrowers’ satisfaction of the other conditions to borrowing set forth in this Section 2.2, all Revolving Credit Advances shall be made at Agent’s discretion;”

(f) Section 6.8(e)(vii) of the Credit Agreement is hereby amended by deleting such Section 6.8(e)(vii) in its entirety and inserting the following new Section 6.8(e)(vii) in place thereof:

“(vii)      upon any such sale, Agent shall establish a Reserve in an amount equal to (i) for any owned Real Estate located in New York, 74% of the Net Proceeds from such sale or (ii) for any owned Real Estate (other than owned Real Estate located in New York) 45% of the Net Proceeds from such sale (the “Net Proceeds Reserve”); provided, that, the amount of any such Reserve shall not exceed the then outstanding principal amount of the Supplemental Real Estate Facility,”

(g) Section 6.8(e) of the Credit Agreement is hereby further amended by deleting the last paragraph of such Section 6.8(e) in its entirety and inserting the following new paragraph in place thereof:

“provided, further, that Borrowers may (x) upon written notice to Agent, sell and transfer, close or otherwise dispose of assets in connection with the sale or closure of those locations listed on Schedule 1A to the Sixth Amendment so long as such sale or other disposition otherwise complies with each of the conditions set forth in clauses (iii), (iv), (vi), (vii), (ix), (x) and (xi) of this Section 6.8(e), as reasonably determined by Agent, and Borrowers provide Agent with a detailed closing statement for any such sale, and (y) upon written notice to Agent, sell and transfer, close or otherwise dispose of assets in connection with the sale or closure of up to 6 additional locations so long as such sale, closure or other disposition otherwise complies with each of the conditions set forth in clauses (iii), (iv), (vi), (vii), (ix), (x) and (xi) of this Section 6.8(e), as reasonably determined by Agent (except that if (I) the “four wall EBITDA” of such location for the twelve (12) month period most recently ended is greater than $200,000 and (II) such location is an owned Real Estate location, such disposition shall require Agent’s written consent, to be given at Agent’s discretion).  It being understood that (A) notwithstanding anything to the contrary set forth in the Intercreditor Agreement, upon the sale or other disposition of the lease of a location listed as a “Minor Lease Location” on Schedule 1B to the Sixth Amendment, Borrowers shall be permitted to make a payment to Supplemental Real Estate Facility Agent in an amount equal to 75% of the Net Proceeds from the sale or disposition of such lease, and (B) such location dispositions referred to in clauses (x) and (y) above shall not be included in clause (i) of this Section 6.8(e) for any purpose.”

(h) Section 8.1(m) of the Credit Agreement is hereby amended by deleting such Section 8.1(m) in its entirety and substituting in lieu thereof the following new Section 8.1(m):

“(m)                      If at any time the sum of (A) the Borrowing Base, plus all collected and available funds in the Diversion Account as of such date, in each case, less (B) the sum of the aggregate Revolving Loan and the Swing Line Loan then outstanding is less than $13,500,000.”

(i) Sections 8.1 (q) and (r) of the Credit Agreement are hereby amended by deleting such sections in their entirety.

(j) Section 9.9(a)(i) is hereby amended by adding a new sentence at the end thereof as follows:

“Agent shall give Revolving Lenders prompt notice of the exercise of its discretion pursuant to Section 2.2(d) not to fund a Revolving Credit Advance.”

(k) Section 11.2(c) of the Credit Agreement is hereby amended by adding a new sentence immediately following the first sentence of such Section 11.2(c) as follows:

“No amendment, modification, termination or waiver of or consent with respect to Sections 1.1(a) and 8.1(m) shall be effective unless the same shall be in writing and signed by Agent, each Lender and Borrowers.”

(l) Section 11.7 of the Credit Agreement is hereby amended by amending and restating the parenthetical in such Section 11.7 in its entirety as follows:

“(other than the SREF Intercreditor Agreement and the Trade Lien Intercreditor Agreement, which notwithstanding anything to the contrary contained herein, shall govern and control in case of any such conflict (except any conflict with Section 6.8(e) of this Agreement for which such Section 6.8(e) shall control))”

(m) Annex A of the Credit Agreement is hereby amended by:

(i) amending the definition of “Applicable L/C Margin” by deleting such definition in its entirety and substituting in lieu thereof the following new definition:

“‘Applicable L/C Margin’ means an amount equal to the Applicable Revolver LIBOR Margin.”

(ii) amending and restating the definition of “Borrowing Base” in its entirety to read as follows:

“‘Borrowing Base’ means, as of any date of determination by Agent from time to time, an amount equal to the sum at such time of:

(a)           85% of Borrowers’ Eligible Credit Card Receivables, and

(b)           85% of Borrowers’ Eligible Accounts, and

(c)           the lesser of (i) 65% of Borrowers’ Eligible Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market or (ii) 85% of the net orderly liquidation value of Borrowers’ Eligible Inventory, and

(d)           80% of the net appraised value of Borrowers’ Eligible Scripts, and

(e)           40% of the fair market value of Borrowers’ and Guarantors’ Eligible Real Estate, and

(f)           the lesser of (i) 35% of the net orderly liquidation value of Borrowers’ Eligible Machinery and Equipment and (ii) $2,500,000, and

(g)           the lesser of (i) the Loan Value Reserve and (ii) 50% of the fair market value of Eligible New York Real Estate,

in each case, less Reserves established by Agent in its reasonable discretion.”

(iii) amending and restating the definition of “Eligible Real Estate” in its entirety to read as follows:

“‘Eligible Real Estate’ means the owned Real Estate of the Credit Parties (other than Eligible New York Real Estate) (i) upon which Agent has a first-priority, perfected Lien and security interest as set forth on Disclosure Schedule (3.6(e)), (ii) as to which the granting by Borrowers of a Lien thereon will not breach any agreement or violate any prohibition in any agreement relevant to such Real Estate, (iii) which is not subject to any Lien other than in favor of Agent, the Supplemental Real Estate Facility Agent, the Trade Lien Collateral Agent and Permitted Encumbrances, (iv) as to which the representations and warranties in this Agreement with respect to Real Estate are true and correct (except as such representations expressly relate to an earlier date), (v) as to which the Borrowers have fully performed each of their covenants herein with respect to such Real Estate in all material respects, and (vi) as to which there is an operating supermarket on such Real Estate.”

(iv) amending the definition of “Index Rate” by deleting such definition in its entirety and substituting in lieu thereof the following new definition:

“‘Index Rate’ means, for any day, a floating rate equal to the highest of (i) the rate publicly quoted from time to time by The Wall Street Journal as the “base rate on corporate loans posted by at least 75% of the nation’s 30 largest banks” (or, if The Wall Street Journal ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled “Selected Interest Rates” as the Bank prime loan rate or its equivalent), (ii) the Federal Funds Rate plus 50 basis points per annum, and (iii) the sum of (a) the LIBOR Rate for a LIBOR Period of three (3) months commencing on such day, plus (b) the excess of the Applicable Revolver LIBOR Margin over the Applicable Revolver Index Margin, in each instance, as of such day.  Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.”

(v) amending the definition of “Material Contracts” by deleting such definition in its entirety and substituting in lieu thereof the following new definition:

“‘Material Contracts’ means (a) the Asset Purchase Agreement as defined in Sixth Amendment, and (b) the agreements set forth in Disclosure Schedule (3.22(a)).”

(vi) amending the definition of “Maximum Amount” by deleting the period at the end of such definition and substituting in lieu thereof the following proviso:

“; provided that from December 18, 2008 through the date that the Diverted Amount is applied in accordance with Section 3(c) of the Sixth Amendment, as used to calculate the fee due pursuant to Section 1.9(b) hereof, “Maximum Amount” shall mean $50,000,000.”

(vii) adding the following new definitions in the appropriate alphabetical order:

“‘Diverted Amount’ shall have the meaning ascribed to such term in the Sixth Amendment.

‘Eligible New York Real Estate’ means the owned Real Estate of the Credit Parties located in New York (i) upon which Agent has a first-priority, perfected Lien and security interest as set forth on Disclosure Schedule (3.6(e)), (ii) as to which the granting by Borrowers of a Lien thereon will not breach any agreement or violate any prohibition in any agreement relevant to such Real Estate, (iii) which is not subject to any Lien other than in favor of Agent, the Supplemental Real Estate Facility Agent, the Trade Lien Collateral Agent and Permitted Encumbrances, (iv) as to which the representations and warranties in this Agreement with respect to Real Estate are true and correct (except as such representations expressly relate to an earlier date), (v) as to which the Borrowers have fully performed each of their covenants herein with respect to such Real Estate in all material respects, and (vi) as to which there is an operating supermarket on such Real Estate.

‘Sixth Amendment’ means the Sixth Amendment to Credit Agreement, dated as of December 18, 2008, among Agent, Lenders and Borrowers, and acknowledged and agreed to by each of the other Credit Parties.

‘Sixth Amendment Effective Date’ means the date on which the conditions precedent to the effectiveness of the Sixth Amendment are satisfied.”

(n) Clause (a)(i) of Annex B of the Credit Agreement is hereby amended by adding “; provided, that commencing on the Sixth Amendment Effective Date the amount of the L/C Sublimit shall be reduced to FORTY-SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($47,500,000)” immediately following “(the “L/C Sublimit”)” where it appears at the end of such clause (a)(i).

(o) Annex J to the Credit Agreement is hereby amended by replacing such Annex J in its entirety with the Annex J attached as Schedule 2 hereto.

(p) Schedule 6.8(e) to the Credit Agreement is hereby amended by replacing such Schedule 6.8(e)  in its entirety with the Schedule 6.8(e)  attached as Schedule 3 hereto.

(q) Exhibit 4.1(b) to the Credit Agreement is hereby amended by replacing such Exhibit 4.1(b) in its entirety with the Exhibit 4.1(b)  attached as Schedule 4 hereto.

5. Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as of the date upon which the Diverted Amount is applied to the outstanding Revolving Loans in accordance with Section 3(c) of this Amendment as follows:

(a) Section 5.15 of the Credit Agreement is hereby amended by deleting such Section 5.15 in its entirety and substituting in lieu thereof “[Intentionally omitted.]”.

(b) Section 6.2(d) of the Credit Agreement is hereby amended by deleting “, Borrowers are in compliance with Section 5.15 hereof and continue to maintain the Minimum Outstanding Revolving Loan Balance” where it appears in such Section 6.2(d).

(c) Annex A of the Credit Agreement is hereby amended by:

(i) deleting the definition of “Minimum Outstanding Revolving Loan Balance” in its entirety; and

(ii) amending the definition of “Revolving Loan Commitment” by deleting the period at the end of such definition and substituting in lieu thereof the following proviso:

“; provided, that commencing on the date upon which the Diverted Amount is applied in accordance with Section 3(c) of the Sixth Amendment the Revolving Loan Commitment shall be reduced to FIFTY MILLION DOLLARS ($50,000,000).”.

(d) Subsection (g) of Annex C to the Credit Agreement is hereby amended by deleting “the Minimum Outstanding Revolving Loan Balance as prohibited by Section 5.15 of the Agreement” where it appears in subsection (g) and substituting in lieu thereof “$0”.

(e) Subsection (h) of Annex C to the Credit Agreement is hereby amended by deleting such subsection (h) in its entirety and inserting the following new subsection (h) in place thereof:

“Agent agrees, that to the extent Agent receives funds in the Collection Account, whether through daily sweeps of the applicable Concentration Accounts or through payments made by the Borrowers pursuant to Sections 1.3 and 1.10 or otherwise, which funds (or any portion thereof), if applied to the outstanding balance of the Loans, would cause the outstanding principal amount of the Revolving Loan to be less than $0, the Agent, at the direction of the Borrower Representative, shall use reasonable efforts to immediately forward such funds (or the applicable portion thereof) to the Diversion Account.  For the avoidance of doubt, the amount of funds which shall be forwarded to the Diversion Account shall be limited to the amount which, if applied to the outstanding balance of the Loans, would cause the outstanding amount of the Revolving Loan to be less than $0 (the “Diverted Funds”), with any excess remaining after such forwarding of the Diverted Funds to the Diversion Account to be applied by the Agent to the Loans in accordance with the Agreement.  Each of the Credit Parties expressly acknowledges and agrees that neither the Agent nor any Lender shall have any liability to such Credit Party or any other Person in the event the Agent applies funds in contravention of this clause (h). Except as permitted in this clause (h), the Third Amendment and the Sixth Amendment, no Credit Party shall, or shall cause or permit any Person thereof to, deposit, accumulate or maintain cash in the Diversion Account in an amount in excess of the Diverted Funds, and if at any time the then aggregate outstanding principal amount of the Revolving Loans exceeds $0, the excess shall be transferred to the Collection Account for application to the Obligations in accordance with clause (k) below.”

6. Representations and Warranties.  To induce Agent and Lenders to enter into this Amendment, each of the Credit Parties, jointly and severally, makes the following representations and warranties to Agent and Lenders:

(a) The execution, delivery and performance of this Amendment and the performance of the Credit Agreement after giving effect to this Amendment by such Credit Party party thereto: (i) are within such Person’s corporate or limited liability company power, as applicable; (ii) have been duly authorized by all necessary corporate or limited liability company; (iii) do not contravene any provision of such Person’s charter, bylaws or operating agreement as applicable; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority by which such Person or its assets are bound; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, material lease, material agreement or other material instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (vii) other than the consents being obtained on or prior to the date hereof, do not require the consent or approval of any Governmental Authority or any other Person.

(b) This Amendment has been duly executed and delivered by or on behalf of such Credit Party.

(c) This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms.

(d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

(e) After giving effect to this Amendment, the representations and warranties of such Credit Party contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date and except for changes therein expressly permitted by the Credit Agreement.

7. No Other Amendments/Waivers.  Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.  In addition, except as expressly set forth herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

8. Waiver of Claims.  The Credit Parties hereby acknowledge and agree that as of December 15, 2008, the aggregate outstanding principal amount of the (i) Revolving Loans is $57,799,260 and (ii) the Term Loan is $6,000,000, each plus additional interest, fees, costs and expenses (collectively, the “Outstanding Obligations”), and that such Outstanding Obligations are payable pursuant to the Credit Agreement without defense, offset, withholding, cancellation or reduction of any kind.  Each of the Credit Parties hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the date hereof; provided that, such Credit Party does not waive any Claim solely to the extent such Claim relates to the Agent’s or any Lender’s gross negligence or willful misconduct.

9. Expenses.  (a) In connection with this Amendment, Borrowers agree to pay to Agent for the ratable benefit of the Lenders, in immediately available funds, a non-refundable amendment fee in the amount of 1.00% of the Commitments (after giving effect to the reduction of Revolving Loan Commitments pursuant to this Amendment) (the “Amendment Fee”) which shall be fully earned, due and payable in immediately available funds on or before the Sixth Amendment Effective Date.

(b) Each Borrower hereby reconfirms its respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

10. Effectiveness.  This Amendment shall become effective as of the date hereof (the “Sixth Amendment Effective Date”) only upon satisfaction in full in the reasonable judgment of Agent of each of the following conditions:

(a) Payment of the Amendment Fee.  Borrowers shall have paid the Amendment Fee to Agent.

(b) Amendment.  Agent shall have received counterpart signature pages of this Amendment duly executed and delivered by each of Agent, Lenders and the Borrowers.

(c) Supplemental Real Estate Facility.  Agent shall have received evidence that (i) Borrowers have received a duly executed amendment to the Supplemental Real Estate Facility, in substantially the form attached hereto as Exhibit D and (ii) the Supplemental Real Estate Facility Agent has acknowledged that, as of the Sixth Amendment Effective Date, the Extension Conditions (as defined in the Supplemental Real Estate Facility) have been satisfied or waived pursuant to the terms of the Supplemental Real Estate Facility.

(d) Amendment to Intercreditor Agreement.  Agent shall have received counterpart signature pages of the amendment to the Intercreditor Agreement attached hereto as Exhibit E duly executed and delivered by each of Agent, Supplement Real Estate Facility Agent and the Borrowers.

(e) Representations and Warranties.  The representations and warranties of the Credit Parties in this Amendment shall be true and correct on and as of the date hereof, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

11. NY Real Estate Recording Taxes. On or before January 30, 2009 (or such later date as Agent may determine in its reasonable discretion), Borrowers shall have (at their sole cost) (a) executed and delivered (or caused the applicable Credit Party to execute and deliver) to Agent a gap mortgage and consolidation agreement or new mortgages, if necessary, (collectively, the “Gap Mortgages”) for the Real Estate located in New York (“New York Real Estate”) in an aggregate amount equal to not less than $17,000,000, together with an agreement of confirmation, reaffirmation, consolidation and modification, if applicable, and/or modification to the existing mortgages on the New York Real Estate, as applicable, and all affidavits required to record the same, (b) executed and delivered (or caused the applicable Credit Party or third party to execute and deliver) all waivers, consents and other documents necessary to effectuate the Gap Mortgages and any modification to the existing mortgages, including all recordings, filings and other actions necessary to confirm, establish and  protect Agent’s security interest in and to the New York Real Estate, (c) provided lien searches and any other evidence required by Agent that the New York Real Estate  is free and clear of all Liens other than the Permitted Encumbrances approved by Agent, (d) paid any mortgage recording tax and any other amounts required in connection with such Gap Mortgages and agreements of confirmation, reaffirmation, consolidation and modification (“Additional Mortgage Recording Tax”), (e) delivered to Agent, (i) a title insurance policy for each such Gap Mortgage and an endorsement or new title policy for each existing mortgage on the New York Real Estate, in each case dated the date of recording of such Gap Mortgage insuring that the applicable Gap Mortgage and the existing mortgages are valid and enforceable Liens on the New York Real Estate (subject only to Permitted Encumbrances approved by Agent), insuring payment of the Additional Mortgage Recording Tax and otherwise in form and substance reasonably satisfactory to Agent or (ii) an endorsement to the existing title insurance policies for the New York Real Estate amending the date of such title insurance policy to the date of recording of the Gap Mortgages, insuring that the Gap Mortgages on the New York Real Estate, as consolidated and modified, continue to be a valid and enforceable Lien (subject only to Permitted Encumbrances approved by Agent), insuring payment of the Additional Mortgage Recording Tax and otherwise in form and substance reasonably satisfactory to Agent, as applicable, (f) provided confirmation satisfactory to Agent of the subordination of Mortgages in favor of the Supplemental Real Estate Facility Agent to the Gap Mortgages and the existing mortgages encumbering the New York Real Estate, as consolidated and modified, as applicable, and (g) provided such additional documents, including legal opinions, as Agent, in its reasonable good faith judgment, may require.

12. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

13. Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS

THE PENN TRAFFIC COMPANY

By: ____________________________
Name: __________________________
Title: ___________________________

PENNY CURTISS BAKING COMPANY, INC.

By: ____________________________
Name: __________________________
Title: ___________________________

BIG M SUPERMARKETS, INC.

By: ____________________________
Name: __________________________
Title: __________________________

[SIGNATURE PAGE TO AMENDMENT]

LENDERS

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent and Lender

By: ____________________________
Name: __________________________
Title: Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT]

BANK OF AMERICA, N.A.,
as Lender

By: ____________________________
Name: __________________________
Title: ___________________________

[SIGNATURE PAGE TO AMENDMENT]

WELLS FARGO RETAIL FINANCE, LLC,
as Lender

By: ____________________________
Name: __________________________
Title: ___________________________

[SIGNATURE PAGE TO AMENDMENT]

WACHOVIA CAPITAL FINANCE CORPORATION (NEW ENGLAND) (f/k/a CONGRESS FINANCIAL CORPORATION (NEW ENGLAND)), as Lender

By: ____________________________
Name: __________________________
Title: __________________________

[SIGNATURE PAGE TO AMENDMENT]

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

SUNRISE PROPERTIES, INC.

By: ____________________________
Name: __________________________
Title: ___________________________

PENNWAY EXPRESS, INC.

By: ____________________________
Name: __________________________
Title: ___________________________

COMMANDER FOODS INC.

By: ____________________________
Name: __________________________
Title: ___________________________

P AND C FOOD MARKETS INC. OF VERMONT

By: ____________________________
Name: __________________________
Title: ___________________________

P.T. DEVELOPMENT, LLC

By: ____________________________
Name: __________________________
Title: ___________________________

[SIGNATURE PAGE TO AMENDMENT]

P.T. FAYETTEVILLE/UTICA, LLC

By: ____________________________
Name: __________________________
Title: ___________________________

[SIGNATURE PAGE TO AMENDMENT]

Schedule 1A

Schedule 1B
Schedule 2

(Annex J to the Credit Agreement)
___________________________________________________________________________

ANNEX J (from Annex A - Commitments definition)

to

CREDIT AGREEMENT

Schedule 3

(Disclosure Schedule 6.8(e) to the Credit Agreement)
___________________________________________________________________________

Disclosure Schedule 6.8(e)

Schedule 4

(Exhibit 4.1(b) to the Credit Agreement)
___________________________________________________________________________

Exhibit 4.1(b)
Form of Borrowing Base Certificate

Exhibit A

Asset Purchase Agreement

Exhibit B

Transition Services Agreement

Exhibit C

Third Party Logistics Agreement

Exhibit D

Amendment to Supplemental Real Estate Facility

Exhibit E

Amendment to Intercreditor Agreement